SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Subsequent Event [Line Items]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Effective January 1, 2026, Huntington amended and restated the Plan to increase employer match contributions equal to 150% on the first 2% and 100% on the next 2%, for a total match of 5%. The Plan was also amended to implement a required catch-up contribution in connection with the SECURE 2.0 Act, to increase the automatic enrollment feature maximum from 10% to 15%, and to permit in-plan Roth conversions.
On February 1, 2026, Huntington completed the acquisition of Cadence Bank ("Cadence"). Immediately prior to the closing of this transaction, the Cadence 401(k) Profit-Sharing Plan was terminated and participants were permitted to rollover their account balances into the Plan. In addition, eligible Cadence employees who transitioned to Huntington employment became eligible to participate in the Plan effective February 1, 2026.